                                                               EXHIBIT(h)(3)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             ----------------------------
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. Mcgann
    ------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR Duly Authorized

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                        EFFECTIVE DATE
----                                                        --------------
ING CORPORATE LEADERS TRUST FUND
     ING Corporate Leaders Trust - Series A                  May 17, 2004
     ING Corporate Leaders Trust - Series B                  May 17, 2004

ING EQUITY TRUST
     ING Convertible Fund                                    June 9, 2003
     ING Disciplined LargeCap Fund                           June 9, 2003
     ING Equity and Bond Fund                                June 9, 2003
     ING Financial Services Fund                             June 9, 2003
     ING LargeCap Growth Fund                                June 9, 2003
     ING LargeCap Value Fund                                February 1, 2004
     ING MidCap Opportunities Fund                           June 9, 2003
     ING MidCap Value Fund                                   June 9, 2003
     ING Principal Protection Fund                           June 2, 2003
     ING Principal Protection Fund II                        June 2, 2003
     ING Principal Protection Fund III                       June 2, 2003
     ING Principal Protection Fund IV                        June 2, 2003
     ING Principal Protection Fund V                         June 2, 2003
     ING Principal Protection Fund VI                        June 2, 2003
     ING Principal Protection Fund VII                        May 1, 2003
     ING Principal Protection Fund VIII                     October 1, 2003
     ING Principal Protection Fund IX                      February 2, 2004
     ING Principal Protection Fund X                          May 3, 2004
     ING Principal Protection Fund XI                       August 16, 2004
     ING Principal Protection Fund XII                     November 15, 2004
     ING Principal Protection Fund XIII                    February 14, 2005
     ING Principal Protection Fund XIV                      April 25, 2005
     ING Real Estate Fund                                    June 9, 2003
     ING SmallCap Opportunities Fund                         June 9, 2003
     ING SmallCap Value Fund                                 June 9, 2003

ING FUNDS TRUST
     ING Classic Money Market Fund                           April 7, 2003
     ING GNMA Income Fund                                    April 7, 2003
     ING High Yield Bond Fund                                April 7, 2003
     ING Intermediate Bond Fund                              April 7, 2003
     ING Lexington Money Market Trust                        April 7, 2003
     ING Money Market Fund                                   April 7, 2003
     ING National Tax-Exempt Bond Fund                       April 7, 2003

ING GET FUND
     ING GET Fund - Series G                               July 14, 2003
     ING GET Fund - Series H                               July 14, 2003
     ING GET Fund - Series I                               July 14, 2003
     ING GET Fund - Series J                               July 14, 2003
     ING GET Fund - Series K                               July 14, 2003
     ING GET Fund - Series L                               July 14, 2003
     ING GET Fund - Series M                               July 14, 2003
     ING GET Fund - Series N                               July 14, 2003
     ING GET Fund - Series P                               July 14, 2003
     ING GET Fund - Series Q                               July 14, 2003
     ING GET Fund - Series R                               July 14, 2003
     ING GET Fund - Series S                               July 14, 2003
     ING GET Fund - Series T                               July 14, 2003
     ING GET Fund - Series U                               July 14, 2003
     ING GET Fund - Series V                               March 13, 2003

ING INVESTMENT FUNDS, INC.
     ING MagnaCap Fund                                      June 9, 2003

ING INVESTORS TRUST
     ING AIM Mid Cap Growth Portfolio                     January 6, 2003
     ING Alliance Mid Cap Growth Portfolio                January 6, 2003
     ING American Funds Growth Portfolio                 September 2, 2003
     ING American Funds Growth-Income Portfolio          September 2, 2003
     ING American Funds International Portfolio          September 2, 2003
     ING Capital Guardian Large Cap Value Portfolio       January 13, 2003
     ING Capital Guardian Managed Global Portfolio        January 13, 2003
     ING Capital Guardian Small Cap Portfolio             January 13, 2003
     ING Developing World Portfolio                       January 13, 2003
     ING Eagle Asset Capital Appreciation Portfolio       January 6, 2003
     ING Evergreen Health Sciences Portfolio                May 3, 2004
     ING Evergreen Omega Portfolio                          May 3, 2004
     ING FMR(SM)Diversified Mid Cap Portfolio             January 6, 2003
     ING Goldman Sachs Tollkeeper(SM)Portfolio            January 6, 2003
     ING Hard Assets Portfolio                            January 13, 2003
     ING International Portfolio                          January 13, 2003
     ING Janus Special Equity Portfolio                   January 13, 2003
     ING Jennison Equity Opportunities Portfolio          January 6, 2003
     ING JPMorgan Small Cap Equity Portfolio              January 13, 2003
     ING Julius Baer Foreign Portfolio                    January 13, 2003
     ING Legg Mason Value Portfolio                       January 13, 2003
     ING LifeStyle Aggressive Growth Portfolio              May 1, 2004
     ING LifeStyle Growth Portfolio                         May 1, 2004
     ING LifeStyle Moderate Growth Portfolio                May 1, 2004
     ING LifeStyle Moderate Portfolio                       May 1, 2004

ING INVESTORS TRUST (CONT.)
     ING Limited Maturity Bond Portfolio                    January 6, 2003
     ING Liquid Assets Portfolio                            January 6, 2003
     ING Marsico Growth Portfolio                          January 13, 2003
     ING Mercury Focus Value Portfolio                      January 6, 2003
     ING Mercury Large Cap Growth Portfolio                 January 6, 2003
     ING MFS Mid Cap Growth Portfolio                      January 13, 2003
     ING MFS Total Return Portfolio                        January 13, 2003
     ING Oppenheimer Main Street Portfolio(R)              January 13, 2003
     ING PIMCO Core Bond Portfolio                         January 13, 2003
     ING PIMCO High Yield Portfolio                        November 5, 2003
     ING Salomon Brothers All Cap Portfolio                 January 6, 2003
     ING Salomon Brothers Investors Portfolio               January 6, 2003
     ING Stock Index Portfolio                             November 5, 2003
     ING T. Rowe Price Capital Appreciation Portfolio      January 13, 2003
     ING T. Rowe Price Equity Income Portfolio             January 13, 2003
     ING UBS U.S. Balanced Portfolio                        January 6, 2003
     ING Van Kampen Equity Growth Portfolio                January 13, 2003
     ING Van Kampen Global Franchise Portfolio             January 13, 2003
     ING Van Kampen Growth and Income Portfolio            January 13, 2003
     ING Van Kampen Real Estate Portfolio                  January 13, 2003

ING MAYFLOWER TRUST
     ING International Value Fund                          November 3, 2003

ING MUTUAL FUNDS
     ING Emerging Countries Fund                            November 3, 2003
     ING Foreign Fund                                        July 1, 2003
     ING Global Equity Dividend Fund                       September 2, 2003
     ING Global Real Estate Fund                            November 3, 2003
     ING International Fund                                 November 3, 2003
     ING International SmallCap Growth Fund                 November 3, 2003
     ING Precious Metals Fund                               November 3, 2003
     ING Russia Fund                                        November 3, 2003
     ING Worldwide Growth Fund                              November 3, 2003

ING PARTNERS, INC.
     ING Fidelity(R)VIP Contrafund(R)Portfolio             November 15, 2004
     ING Fidelity(R)VIP Equity Income Portfolio            November 15, 2004
     ING Fidelity(R)VIP Growth Portfolio                   November 15, 2004
     ING Fidelity(R)VIP Mid Cap Portfolio                  November 15, 2004

ING SERIES FUND, INC.
     Brokerage Cash Reserves                                 June 2, 2003
     ING Aeltus Money Market Fund                            June 2, 2003
     ING Balanced Fund                                       June 2, 2003

ING SERIES FUND, INC. (CONT.)
     ING Classic Principal Protection Fund II                June 2, 2003
     ING Classic Principal Protection Fund III               June 2, 2003
     ING Classic Principal Protection Fund IV                June 2, 2003
     ING Equity Income Fund                                  June 9, 2003
     ING Global Science and Technology Fund                  June 2, 2003
     ING Government Fund                                     June 2, 2003
     ING Growth Fund                                         June 9, 2003
     ING Index Plus LargeCap Fund                            June 9, 2003
     ING Index Plus MidCap Fund                              June 9, 2003
     ING Index Plus Protection Fund                          June 2, 2003
     ING Index Plus SmallCap Fund                            June 9, 2003
     ING International Growth Fund                         November 3, 2003
     ING Small Company Fund                                  June 9, 2003
     ING Strategic Allocation Balanced Fund                  June 2, 2003
     ING Strategic Allocation Growth Fund                    June 2, 2003
     ING Strategic Allocation Income Fund                    June 2, 2003
     ING Value Opportunity Fund                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Balanced Portfolio          July 7, 2003
     ING VP Strategic Allocation Growth Portfolio            July 7, 2003
     ING VP Strategic Allocation Income Portfolio            July 7, 2003

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio                      July 7, 2003

ING VARIABLE INSURANCE TRUST
     ING GET U.S. Core Portfolio - Series 1                   June 13, 2003
     ING GET U.S. Core Portfolio - Series 2                September 12, 2003
     ING GET U.S. Core Portfolio - Series 3                 December 12, 2003
     ING GET U.S. Core Portfolio - Series 4                  March 12, 2004
     ING GET U.S. Core Portfolio - Series 5                   June 11, 2004
     ING GET U.S. Core Portfolio - Series 6                September 10, 2004
     ING GET U.S. Core Portfolio - Series 7                 December 10, 2004
     ING GET U.S. Core Portfolio - Series 8                   March 9, 2005
     ING GET U.S. Core Portfolio - Series 9                   June 8, 2005
     ING GET U.S. Opportunity Portfolio - Series 1                 TBD
     ING GET U.S. Opportunity Portfolio - Series 2                 TBD
     ING VP Worldwide Growth Portfolio                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
     ING VP Global Science and Technology Portfolio          July 7, 2003
     ING VP Growth Portfolio                                 July 7, 2003
     ING VP Index Plus LargeCap Portfolio                    July 7, 2003
     ING VP Index Plus MidCap Portfolio                      July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
     ING VP Index Plus SmallCap Portfolio                    July 7, 2003
     ING VP International Equity Portfolio                 November 3, 2003
     ING VP Small Company Portfolio                          July 7, 2003
     ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
     ING VP Convertible Portfolio                           October 6, 2003
     ING VP Disciplined LargeCap Portfolio                  October 6, 2003
     ING VP Financial Services Portfolio                      May 1, 2004
     ING VP High Yield Bond Portfolio                       October 6, 2003
     ING VP International Value Portfolio                  November 3, 2003
     ING VP LargeCap Growth Portfolio                       October 6, 2003
     ING VP MagnaCap Portfolio                              October 6, 2003
     ING VP MidCap Opportunities Portfolio                  October 6, 2003
     ING VP Real Estate Portfolio                             May 1, 2004
     ING VP SmallCap Opportunities Portfolio                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                               July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                         November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                 July 7, 2003

ING VP NATURAL RESOURCES TRUST                             October 6, 2003

USLICO SERIES FUND
     The Asset Allocation Portfolio                        October 6, 2003
     The Bond Portfolio                                    October 6, 2003
     The Money Market Portfolio                            October 6, 2003
     The Stock Portfolio                                   October 6, 2003